UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 29, 2010, Cardinal Health, Inc. (the “Company”) issued a news release announcing the acquisition of a leading pharmaceutical distributor in China. A copy of the news release is included as Exhibit 99.1 to this report.

The Company has scheduled a conference call to be held at 8:30 a.m. EST on November 29, 2010 to discuss the acquisition. An audio replay of the conference call will be available on the Investors page at www.cardinalhealth.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	News release issued by Cardinal Health on November 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: November 29, 2010	By:	/s/ Stephen T. Falk
		Name:	Stephen T. Falk
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	News release issued by Cardinal Health on November 29, 2010